SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15d of the

                       Securities and Exchange Act of 1934


                           ---------------------------

                        Date of Report (Date of earliest
                        event reported) December 15, 1999



                                 WLR Foods, Inc.
             (Exact name of Registrant as specified in its charter)

          Virginia            0-17060             54-1295923
         (State of       (Commission File    (IRS Employer Iden-
        Incorporation)        Number)           tification No.)


                            P.O. Box 7000       22815
                         Broadway, Virginia  (Zip Code)
                    (Address of Principal executive offices)


                                 (540) 896-7001
                         (Registrant's telephone number,
                              including area code)
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Item 5.   Other Events


On December 15, 1999, the Company issued the press release attached hereto as
Exhibit 99.









                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              WLR FOODS, INC.



___December 21, 1999___         By:___/s/ Dale S. Lam___
          Date                     Dale S. Lam
                                   Chief Financial Officer and
                                   Vice President of Finance
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Exhibit Index


     Exhibit 99     Press release dated December 15, 1999
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